                                                                     Exhibit (j)

                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 43 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.

                                        /s/ Ropes & Gray
                                        ROPES & GRAY

Washington, D.C.
May 15, 2002